SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 13, 2002

GEORGIA-PACIFIC CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-03506	93-0432081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Peachtree Street, N.E., Atlanta, Georgia	30303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 652-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On August 13, 2002, the Registrant executed a Commitment Letter dated as of August 13, 2002, by and among the Registrant, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P. (the “Commitment Letter”) in which Bank of America, N.A. and Goldman Sachs Credit Partners L.P. offered their respective commitments to provide a portion of the Registrant’s Senior Bridge Facility in the amount indicated therein and subject to the terms and conditions set forth in the Commitment Letter. The Commitment Letter is attached hereto as Exhibit 99.1, and is incorporated herein by this reference.

On August 16, 2002, the parties amended the Commitment Letter subject to the terms and conditions set forth in the First Amendment to the Commitment Letter (the “Letter Amendment”). The Letter Amendment is attached hereto as Exhibit 99.2, and is incorporated herein by this reference.

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits.

99.1	Commitment Letter, dated as of August 13, 2002, by and among Georgia-Pacific Corporation, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P.

99.1
First Amendment to Commitment Letter, dated as of August 16, 2002, by and among Georgia-Pacific Corporation, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 27, 2002

GEORGIA-PACIFIC CORPORATION By: /s/ KENNETH F. KHOURY Name: Kenneth F. Khoury Title: Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

99.1	Commitment Letter, dated as of August 13, 2002, by and among Georgia-Pacific Corporation, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P.

99.2
First Amendment to Commitment Letter, dated as of August 16, 2002, by and among Georgia-Pacific Corporation, Bank of America, N.A., Banc of America Securities LLC and Goldman Sachs Credit Partners L.P.